SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                (Date of earliest event reported: June 13, 2005)

                                   TEAM, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

Texas                                0-9950                           74-1765729
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(State or Other Jurisdiction      (Commission                   (I.R.S. Employer
of Incorporation)                 File Number)               Identification No.)



                                200 Hermann Drive
                               Alvin, Texas 77511
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code
                                 (281) 331-6154
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ITEM 8.01- OTHER EVENTS

On June 13, 2005, the Registrant disseminated a Press Release announcing the expansion of its Board of Directors from seven to eight and the election of Vincent D. Foster to serve on the Board and as Chairman of the Audit Committee of the Board. The information contained in the Press Release dated June 13, 2005 is incorporated herein by reference and attached as Exhibit 99.1 hereto.

     99.1 The Registrant's Press Release dated June 13, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 TEAM, INC.



                                                 By: /s/ Gregory T. Sangalis
                                                     ---------------------------
                                                     Gregory T. Sangalis
                                                     Senior Vice President -
                                                     Law and Administration


Date: June 13, 2005